united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Hyliion Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38823	82-2538002
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1202 BMC Drive, Suite 100
Cedar Park, TX	78613
(Address of principal executive offices)	(Zip Code)

(833) 495-4466

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYLN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	HYLN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 5.03 and 5.05 of Form 8-K.

On October 1, 2020 (the “Closing Date”), Hyliion Holdings Corp., a Delaware corporation (the “Company”) (f/k/a Tortoise Acquisition Corp. (“TortoiseCorp”)), consummated the previously announced merger (the “Closing”) pursuant to that certain Business Combination Agreement and Plan of Reorganization, dated June 18, 2020 (the “Business Combination Agreement”), by and among the TortoiseCorp, SHLL Merger Sub Inc., a wholly owned subsidiary of TortoiseCorp incorporated in the State of Delaware (“Merger Sub”), and Hyliion Inc., a Delaware corporation (“Legacy Hyliion”).

Pursuant to the terms of the Business Combination Agreement, a business combination between TortoiseCorp and Legacy Hyliion was effected through the merger of Merger Sub with and into Legacy Hyliion, with Legacy Hyliion surviving as the surviving company and as a wholly owned subsidiary of TortoiseCorp (the “Merger” and, collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). On the Closing Date, the registrant changed its name from Tortoise Acquisition Corp. to Hyliion Holdings Corp.

Immediately prior to the effective time of the Merger (the “Effective Time”), each share of Legacy Hyliion preferred stock (“Legacy Hyliion Preferred Stock”) that was issued and outstanding was automatically converted into a share of Legacy Hyliion common stock, par value $0.001 per share (“Legacy Hyliion Common Stock”), such that each converted share of Legacy Hyliion Preferred Stock was no longer outstanding and ceased to exist, and each holder of Legacy Hyliion Preferred Stock thereafter ceased to have any rights with respect to such securities.

Also immediately prior to the Effective Time, the outstanding principal and unpaid accrued interest due on Legacy Hyliion’s outstanding convertible notes (“Legacy Hyliion Convertible Notes”) immediately prior to the Effective Time were automatically converted into shares of Legacy Hyliion Common Stock in accordance with the terms of such Legacy Hyliion Convertible Notes, and such converted Legacy Hyliion Convertible Notes were no longer outstanding and ceased to exist, and any liens securing obligations under the Legacy Hyliion Convertible Notes were released.

At the Effective Time, each share of Legacy Hyliion Common Stock was converted into and exchanged for 1.45720232 shares (the “Exchange Ratio”) of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”).

At the Effective Time, all shares of Legacy Hyliion Common Stock and Legacy Hyliion Preferred Stock held in the treasury of Legacy Hyliion were canceled without any conversion thereof and no payment or distribution was made with respect thereto.

At the Effective Time, each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and nonassessable share of Legacy Hyliion Common Stock.

Each Legacy Hyliion option that was outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into an option to purchase a number of shares of Common Stock (such option, an “Exchanged Option”) equal to the product (rounded up or down to the nearest whole number, with a fraction of 0.5 rounded up) of (i) the number of shares of Legacy Hyliion Common Stock subject to such Legacy Hyliion option immediately prior to the Effective Time and (ii) the Exchange Ratio, at an exercise price per share (rounded up or down to the nearest whole cent, with a fraction of $0.005 rounded up) equal to (A) the exercise price per share of such Legacy Hyliion option immediately prior to the Effective Time, divided by (B) the Exchange Ratio. Except as specifically provided in the Business Combination Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Legacy Hyliion option immediately prior to the Effective Time.

No certificates or scrip or shares representing fractional shares of Common Stock were issued upon the exchange of Legacy Hyliion Common Stock. Any fractional shares were rounded up or down to the nearest whole share of Common Stock, with a fraction of 0.5 rounded up. No cash settlements were made with respect to fractional shares eliminated by such rounding.

Pursuant to the Amended and Restated Certificate of Incorporation of the Company, each share of TortoiseCorp’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), converted into one share of TortoiseCorp’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), at the Closing. After the Closing and following the effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, each share of Class A Common Stock was automatically reclassified, redesignated and changed into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Company or any stockholder thereof.

A description of the Business Combination and the terms of the Business Combination Agreement are included in the Definitive Proxy Statement on Schedule 14A (File No. 001-38823) filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 8, 2020 (the “Proxy Statement”) in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 88 of the Proxy Statement.

On October 1, 2020, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 30,750,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $307,500,000, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into effective as of June 18, 2020. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of PIPE Shares was consummated concurrently with the Closing. A description of the Subscription Agreements is included in the Proxy Statement in the section entitled “Summary of the Proxy Statement” beginning on page 13 of the Proxy Statement.

On October 1, 2020, Atlas Point Energy Infrastructure Fund, LLC (“Atlas Point Fund”) purchased 1,750,000 TortoiseCorp units (consisting of one share of Common Stock and one half of one Warrant, the “TortoiseCorp Units”), consisting of 1,750,000 shares of Common Stock and Warrants to purchase 875,000 shares of Common Stock, for an aggregate purchase price of $17,500,000, and transferred 894,375 shares of Common Stock to TortoiseEcofin Borrower LLC (formerly known as “Tortoise Borrower LLC” and hereinafter referred to as “Tortoise Borrower”) pursuant to the Amended and Restated Forward Purchase Agreement, dated February 6, 2019 (“Amended and Restated Forward Purchase Agreement”), as amended by the First Amendment to Amended and Restated Forward Purchase Agreement, dated June 18, 2020 (“First Amendment to the Forward Purchase Agreement”) (as amended, “Forward Purchase Agreement”). A description of the Forward Purchase Agreement is included in the Proxy Statement in the section entitled “Summary of the Proxy Statement” beginning on page 13 of the Proxy Statement.

The foregoing description of each of the Business Combination Agreement, the Subscription Agreements and the Forward Purchase Agreement is a summary only and is qualified in their entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, the Subscription Agreements, a copy of the form of which is attached hereto as Exhibit 10.1, the Amended and Restated Forward Purchase Agreement, a copy of which is attached hereto as Exhibit 10.2 and the First Amendment to Amended and Restated Forward Purchase Agreement, a copy of which is attached hereto as Exhibit 10.3, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the transactions contemplated by the Business Combination Agreement (the “Transactions”), on October 1, 2020, the Company, certain persons and entities holding securities of the Company and certain persons and entities receiving Common Stock pursuant to the Merger entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement are described in the Proxy Statement in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 88 of the Proxy Statement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.4 and incorporated herein by reference.

Lock-Up Agreements

In connection with the Transactions, on October 1, 2020, the Company and certain stockholders of Legacy Hyliion and executives of the Company (the “Legacy Holders”) entered into a Lock-Up Agreement (each, a “Lock-Up Agreement”). The terms of the Lock-Up Agreements provide for the Common Stock held by the Legacy Holders as of immediately after the Effective Time to be locked-up for a period of 180 days after the Closing Date, subject to certain exceptions. Thomas Healy also agreed not to transfer more than 10% of the number of shares of Common Stock held by him immediately after the Effective Time, or issuable upon the exercise of options to purchase shares of Common Stock held by him immediately after the Effective Time, until two years after the Closing Date.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 4.5 and incorporated herein by reference.

The foregoing description of the Lock-Up Agreement by and between the Company and Mr. Healy is qualified in its entirety by the full text of the Lock-Up Agreement, a copy of which is attached hereto as Exhibit 4.6 and incorporated herein by reference.

Indemnification Agreements

In connection with the Transactions, on October 1, 2020, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

At a special meeting of stockholders held on September 28, 2020 (the “Special Meeting”), the Company’s stockholders approved the Business Combination. The Business Combination was completed on October 1, 2020.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

●	approximately 153,901,829 shares of Common Stock; and

●	approximately 19,185,641 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Legacy Hyliion.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the outcome of any legal proceedings against the Company;

●	the effect of the COVID-19 pandemic on the Company’s business;

●	the ability for the Company to convert early trial deployments in truck fleets into meaningful orders or additional deployments in the future;

●	the ability of the Company to complete the sales of Hyliion trucks under future purchase orders to Agility Logistics Cargo Transport Co. under the existing binding pre-order, which includes testing and performance requirements and termination rights and may be difficult to enforce;

●	the potential that certain of the Company’s collaboration partnerships are terminated or do not materialize into definitive contractual relationships;

●	the ability of the Company to successfully engage target customers and enter into binding purchase orders for the sale of Hyliion trucks;

●	the Company’s strategy, future operations, estimated financial position, revenues and losses, projected costs, prospects and plans;

●	the ability of the Company to execute its business model, including market acceptance of its planned products and services;

●	the Company’s ability to scale in a cost-effective manner;

●	the ability for the Company to address, over time, a meaningful portion of the total addressable market for hybrid and fully electric trucks;

●	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

●	the Company’s need for funds through commercialization and production following the business combination and future capital requirements and sources and uses of cash;

●	the possibility that the Company may be adversely affected by other economic, business, industry or competitive factors; and

●	other risks and uncertainties set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 29 of the Proxy Statement, which is incorporated herein by reference.

Business and Properties

The business and properties of TortoiseCorp and Legacy Hyliion prior to the Business Combination are described in the Proxy Statement in the sections entitled “Information About TortoiseCorp” beginning on page 178 and “Information About Hyliion” beginning on page 154 of the Proxy Statement, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 29 of the Proxy Statement, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information and other data for the six months ended June 30, 2020 and the years ended December 31, 2018 and 2019 for Legacy Hyliion is included in the Proxy Statement in the section entitled “Selected Historical Financial Information of Hyliion” beginning on page 26 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of and for the six months ended June 30, 2020 of Legacy Hyliion have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement beginning on page F-40 of the Proxy Statement, which are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy Hyliion as of and for the year ended December 31, 2019 and the related notes included in the Proxy Statement beginning on page F-54 of the Proxy Statement, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2020, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the six months ended June 30, 2020, are included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 72 of the Proxy Statement, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement in the sections entitled “Management After the Business Combination” beginning on page 194 and “Executive Compensation” beginning on page 189 of the Proxy Statement, which are incorporated herein by reference.

Directors

Effective as of the Effective Time, in connection with the Business Combination, the size of the board of directors of the Company (the “Board”) was increased from five to seven members. Each of Andrew J. Orekar, Frank M. Semple, Sidney L. Tassin, Vincent T. Cubbage and Stephen Pang resigned as directors of the Company effective as of the Effective Time. Effective as of the Effective Time, Thomas Healy, Andrew H. Card, Jr., Vincent T. Cubbage, Howard Jenkins, Edward Olkkola, Stephen Pang and Robert M. Knight, Jr. were appointed to serve as directors on the Board.

Messrs. Cubbage and Healy were appointed to serve as Class I directors, with terms expiring at the Company’s 2021 annual meeting of stockholders; Messrs. Card, Jenkins and Pang were appointed to serve as Class II directors, with terms expiring at the Company’s 2022 annual meeting of stockholders; and Messrs. Olkkola and Knight were appointed to serve as Class III directors, with terms expiring at the Company’s 2023 annual meeting of stockholders. Biographical information for these individuals is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 194 of the Proxy Statement, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of the directors of the Company other than Mr. Healy qualifies as an independent director, as defined under the listing rules of the New York Stock Exchange (the “NYSE listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE listing rules relating to director independence requirements.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Messrs. Card, Pang and Knight to serve on the Audit Committee, with Mr. Knight as chair of the Audit Committee. The Board appointed Messrs. Card, Cubbage and Jenkins to serve on the Compensation Committee, with Mr. Jenkins as chair of the Compensation Committee. The Board appointed Messrs. Cubbage, Jenkins and Olkkola to serve on the Nominating and Corporate Governance Committee, with Mr. Cubbage as chair of the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Effective Time, in connection with the Business Combination, the Board appointed Thomas Healy to serve as Chief Executive Officer, Greg Van de Vere to serve as Chief Financial Officer and Patrick Sexton to serve as Chief Technology Officer. Each of Vincent T. Cubbage, Stephen Pang, Steven C. Schnitzer and Darrell Brock, Jr. resigned as the President and Chief Executive Officer, Chief Financial Officer, Vice President, General Counsel and Secretary and Vice President, Business Development, respectively, effective as of the Effective Time. Biographical information for the new executive officers are set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 194 of the Proxy Statement, which is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement in the sections entitled “Executive Compensation” beginning on page 189 of the Proxy Statement, which is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of Company’s executive officers is set forth in the Proxy Statement in the sections entitled “Executive Compensation” beginning on page 189 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Messrs. Healy, Van de Vere and Sexton, copies of which are attached hereto as Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8, respectively, and incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of the Closing Date, after giving effect to the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;

●	each current named executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and Warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 153,901,829 shares of Common Stock issued and outstanding as of the Closing Date and do not take into account the issuance of any shares of Common Stock upon the exercise of Warrants to purchase up to approximately 19,185,641 shares of Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Thomas Healy	34,972,856	22.7%
Greg Van de Vere(1)	618,691	*
Patrick Sexton(2)	68,306	*
Andrew H. Card, Jr.	—	*
Vincent T. Cubbage(3)	37,500	*
Howard Jenkins(4)	16,656,790	10.8%
Edward Olkkola(5)	2,531,894	1.6%
Stephen Pang(6)	7,500	*
Robert M. Knight, Jr.	—	*
Directors and Executive Officers as a Group (9 Individuals)	54,893,537	35.7%

Five Percent Holders:
Axioma Ventures, LLC(5)	16,656,790	10.8%
FJ Management Inc.(7)	8,328,499	5.4%
TortoiseEcofin Borrower LLC(8)(9)	11,994,163	7.8%

*	Less than one percent.

(1)	Consists of 22,149 shares of Common Stock and 596,542 shares of Common Stock issuable upon the exercise of options within 60 days of the Closing.

(2)	Consists of 68,306 shares of Common Stock issuable upon the exercise of options within 60 days of the Closing.

(3)	Consists of 25,000 shares of Common Stock and 12,500 shares of Common Stock underlying the public Warrants that become exercisable 30 days after the Closing.

(4)	Consists of shares of Common Stock held of record by Axioma Ventures, LLC (“Axioma Ventures”). The sole member of Axioma Ventures is Axioma Holdings, LLC (“Axioma Holdings”) and the managers of Axioma Ventures are Alexander H. Jenkins and Kiran Lingam. The sole manager of Axioma Holdings is Axioma Management, LLC (“Axioma Management”). Howard M. Jenkins, Alexander H. Jenkins and Kiran Lingam are managers of Axioma Management. Each of Axioma Holdings, Axioma Management, Howard M. Jenkins, Alexander H. Jenkins and Kiran Lingam therefore may be deemed to share voting and dispositive power with respect to the shares of Common Stock held of record by Axioma Ventures. The address of Axioma Ventures and each of its control persons is 601 South Blvd, Tampa, FL 33606.

(5)	Consists of (a) 821,610 shares of Common Stock and 1,543,723 shares of Common Stock issuable upon the exercise of options within 60 days of the Closing, each owned by Mr. Olkkola and (b) 166,560 shares of Common Stock held by Mr. Olkkola’s wife, over which she has sole voting and investment power.

(6)	Consists of 5,000 shares of Common Stock and 2,500 shares of Common Stock underlying the public Warrants that become exercisable 30 days after the Closing.

(7)	The address of the business office of the reporting person is 185 South State Street, Penthouse, Salt Lake City, UT 84111.

(8)	Tortoise Sponsor LLC (“Sponsor”) is the record holder of 4,439,605 shares of Common Stock. Tortoise Borrower is the managing member of Sponsor. Tortoise Borrower is the record holder of 6,660,183 private placement Warrants and received 894,375 shares of Common Stock transferred from Atlas Point Fund at Closing. TortoiseEcofin Parent Holdco LLC (formerly known as “Tortoise Parent Holdco LLC”) is the sole member of Tortoise Borrower and TortoiseEcofin Investments, LLC (formerly known as “Tortoise Investments, LLC”) is the sole member of TortoiseEcofin Parent Holdco LLC. TortoiseEcofin Investments, LLC is controlled by a board of directors, which consists of Jeffrey Lovell, Robert M. Belke, Brad Armstrong, H. Kevin Birzer, Gary P. Henson and Brad Hilsabeck. Accordingly, the members of the board of directors of TortoiseEcofin Investments, LLC may be deemed to have or share beneficial ownership of the securities held directly by Sponsor and Tortoise Borrower. In addition, Vincent T. Cubbage and Stephen Pang are members of Sponsor. Mr. Cubbage and Mr. Pang have no voting or dispositive power over such securities and hereby disclaim beneficial ownership of such securities.

(9)	Consists of 4,439,605 shares of Common Stock held directly by Sponsor, 6,660,183 shares of Common Stock underlying the private placement Warrants that become exercisable 30 days after the Closing and 894,375 shares of Common Stock transferred by Atlas Point Fund to Tortoise Borrower in connection with the Closing pursuant to the terms of the Forward Purchase Agreement.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 220 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the section “Information About Hyliion” beginning on page 154 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Common Stock, the Warrants and the TortoiseCorp Units were historically quoted on The New York Stock Exchange under the symbols “SHLL,” “SHLL WS” and “SHLL.U,” respectively. At the Effective Time, the TortoiseCorp Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On October 1, 2020, the Common Stock and Warrants began trading on The New York Stock Exchange under the new trading symbols “HYLN” and “HYLN WS,” respectively.

As of the Closing Date and following the completion of the Business Combination, the Company had approximately 153,901,829 shares of the Common Stock issued and outstanding held of record by 99 holders, and approximately 19,185,641 Warrants outstanding held of record by 3 holders.

Dividends

The Company has not paid any cash dividends on the Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Common Stock in the foreseeable future.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Common Stock is included in the Proxy Statement in the section entitled “Description of Securities” beginning on page 202 of the Proxy Statement, which is incorporated herein by reference.

Warrants

A description of the Company’s Warrants is included in the Proxy Statement in the section entitled “Description of Securities” beginning on page 202 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 194 of the Proxy Statement, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

The securities issued in connection with the Business Combination Agreement, Subscription Agreements and Forward Purchase Agreement have not been registered under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The issuance of Class A Common Stock upon automatic conversion of Class B Common Stock at the Closing has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 1, 2020, after the recommendation of the Audit Committee of the Board, the Board approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2020. Grant Thornton served as the independent registered public accounting firm of Legacy Hyliion prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed on October 1, 2020 that it would be replaced by Grant Thornton as the Company’s independent registered public accounting firm following completion of the Company’s review of the quarter ended September 30, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, TortoiseCorp.

Withum’s report of independent registered public accounting firm, dated March 20, 2020, on the Company’s balance sheets as of December 31, 2019 and 2018, the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2019 and for the period from November 7, 2018 (inception) to December 31, 2018, and the related notes to the financial statements (collectively, the “financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than the Company’s ability to continue as a going concern due to Company’s obligation to either complete a business combination by the close of business on March 4, 2021, or cease all operations except for the purpose of winding down and liquidating.

During the period from November 7, 2018 (inception) to December 31, 2019 and the subsequent period through October 1, 2020, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from November 7, 2018 (inception) to December 31, 2018, and the interim period through October 1, 2020, the Company did not consult Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Withum is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Hyliion Holdings Corp. 2020 Equity Incentive Plan

At the Special Meeting, the stockholders of the Company considered and approved the Hyliion Holdings Corp. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan was previously approved, subject to stockholder approval, by the Board on September 7, 2020. The 2020 Plan became effective immediately upon the Closing.

A description of the 2020 Plan is included in the Proxy Statement in the section entitled “Proposal No. 6—The 2020 Plan Proposal” beginning on page 128 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the 2020 Plan is qualified in its entirety by the full text of the 2020 Plan, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Business Combination Agreement are included in the Proxy Statement in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 88 of the Proxy Statement, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The unaudited condensed financial statements of Legacy Hyliion as of and for the six months ended June 30, 2020 and June 30, 2019 and the related notes are included in the Proxy Statement beginning on page F-40 of the Proxy Statement and are incorporated herein by reference.

The historical audited financial statements of Legacy Hyliion as of and for the year ended December 31, 2019 and December 31, 2018 and the related notes are included in the Proxy Statement beginning on page F-54 of the Proxy Statement and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2020 and June 30, 2019 and the related notes are included in the Proxy Statement beginning on page F-2 of the Proxy Statement and are incorporated herein by reference.

The historical audited financial statements of the Company as of and for the year ended December 31, 2019 and December 31, 2018 and the related notes are included in the Proxy Statement beginning on page F-23 of the Proxy Statement and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2019 is included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 72 of the Proxy Statement and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2020 is included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 72 of the Proxy Statement and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1+	Business Combination Agreement and Plan of Reorganization, dated June 18, 2020, by and among TortoiseCorp., Merger Sub and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on June 19, 2020).
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated October 1, 2020.
3.2	Amended and Restated Bylaws of the Company, dated October 1, 2020.
4.1	Form of Common Stock Certificate of the Company.
4.2	Form of Warrant Certificate of the Company.
4.3	Warrant Agreement, dated February 27, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on March 5, 2019).
4.4	Amended and Restated Registration Rights Agreement, dated October 1, 2020, by and among the Company and certain stockholders of the Company.
4.5	Form of Lock-Up Agreement.
4.6	Lock-Up Agreement, dated October 1, 2020, by and between the Company and Thomas Healy.
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on June 19, 2020).
10.2	Amended and Restated Forward Purchase Agreement (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to Registration Statement on Form S-1 filed on February 15, 2019).
10.3	First Amendment to Amended and Restated Forward Purchase Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on June 19, 2020).
10.4#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.5#	Hyliion Holdings Corp. 2020 Equity Incentive Plan.
10.6#	Offer Letter, dated August 3, 2017, by and between Hyliion Inc. and Thomas Healy.
10.7#	Executive Employment Agreement, dated March 29, 2019, by and between Hyliion Inc. and Greg Van de Vere.
10.8#	Offer Letter, dated May 22, 2019, by and between Hyliion Inc. and Patrick Sexton.
10.9	Lease Agreement, dated February 5, 2018, by and between IGX Brushy Creek, LLC and Hyliion Inc.
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated October 1, 2020.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2020

HYLIION HOLDINGS CORP.

By:	/s/ Greg Van de Vere
Greg Van de Vere
Chief Financial Officer